UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2010

Horne International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3975 University Drive, Suite 100, Fairfax, Virginia		22030
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-641-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Former Independent Registered Accounting Firm. On February 15, 2010 the Audit Committee of Horne International, Inc. (the Company) dismissed Grant Thornton LLP (Grant Thornton) as the Company's independent registered accounting firm. Grant Thornton's reports on the Company's consolidated financial statements as of and for the years ended December 31, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principle. However, with respect to the Company’s financial statements as of and for the year ended December 31, 2008, the accountant’s report was modified to include an explanatory paragraph related to substantial doubt about the Company’s ability to continue as a going concern.

In connection with its audits of the Company’s financial statements as of and for the years ended December 31, 2007 and 2008 and reviews of the Company’s financial statements as of and for the nine-months ended September 30, 2009 and 2008, and through February 15, 2010, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Additionally, during these periods there were no reportable events, as defined in Regulation S-K 304(a)(1)(v).

The Company has provided Grant Thornton a copy of this Current Report prior to filing thereof with the United States Securities and Exchange Commission. The Company has requested Grant Thornton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements made by the Company in the Current Report, and if not, stating all respects in which it does not agree. A copy of Grant Thornton's letter dated February 18, 2010, is filed as Exhibit 1 to this Current Report.

(b) New Independent Registered Accounting Firm. On February 15, 2010, the Audit Committee of the Company engaged Stegman and Company as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for the year ended December 31, 2009.

During the two most recent years, neither the Company nor any one acting on its behalf consulted with Stegman and Company regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was wither the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed as a part of this report.

1. Letter of Grant Thornton dated February 18, 2010 to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horne International Inc.

February 18, 2010	By:	Darryl K. Horne

Name: Darryl K. Horne
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1.doc	GT Letter